UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2020
Basic Energy Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-32693	54-2091194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Cherry Street, Suite 2100
Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 334-4100
Not Applicable
(Former name or former address, if changed since last report.)
________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	BASX*	The OTCQX Best Market*
* Until December 2, 2019, Basic Energy Services, Inc.’s common stock traded on the New York Stock Exchange under the symbol “BAS”. On December 3, 2019, Basic Energy Service, Inc.’s common stock began trading on the OTCQX® Best Market tier of the OTC Markets Group Inc. Deregistration under Section 12(b) of the Act became effective on March 16, 2020.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Resignation of David S. Schorlemer as Executive Vice President, Chief Financial Officer, Treasurer and Secretary
On September 28, 2020, David S. Schorlemer notified Basic Energy Services, Inc. ("Basic" or the "Company") and its Board of Directors (the “Board”) of his decision to voluntarily resign as Executive Vice President, Chief Financial Officer, Treasurer and Secretary of the Company. On September 28, 2020, Mr. Schorlemer entered into a Separation and Release Agreement (the “Separation Agreement”) with the Company, pursuant to which he will remain as the Executive Vice President, Chief Financial Officer, Treasurer and Secretary of the Company until October 9, 2020 (the “Separation Date”) if he does not revoke his acceptance of the Separation Agreement by October 6, 2020 as permitted by the Separation Agreement.
The Separation Agreement provides that Mr. Schorlemer will receive (i) all base salary through the Separation Date as well as pay for any accrued unused paid time off as of the Separation Date, and (ii) all vested benefits as of the Separation Date under the Basic Energy Services, Inc. 401(k) Plan and the Basic Energy Services, Inc. Executive Deferred Compensation Plan, in each case in accordance with the terms of the respective plan.
The Separation Agreement also provides that all equity incentive awards previously granted to Mr. Schorlemer shall continue to be governed by the terms and conditions of their respective award agreements. All incentive awards that are unvested immediately prior to the Separation Date shall be forfeited as of the Separation Date.
Pursuant to the Separation Agreement, Mr. Schorlemer agreed to a full and final release of all legal claims against the Company and certain other released parties and will remain subject to certain confidentiality, non-solicitation, non-competition and no-recruitment restrictions applicable under his Employment Agreement. The Separation Agreement further provides Mr. Schorlemer with a limited waiver of his non-competition obligations which will permit him to accept an employment opportunity with another specifically identified company.
The forgoing description of the Separation Agreement is qualified in its entirety by reference to the full text of the Separation Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Appointment of Adam Hurley as Executive Vice President, Chief Financial Officer, Treasurer and Secretary
Following Mr. Schorlemer’s notification of his resignation, on September 29, 2020, the Board of the Company approved the appointment of Adam Hurley to serve as Executive Vice President, Chief Financial Officer, Treasurer and Secretary of the Company, effective as of October 10, 2020. Mr. Hurley will perform the functions of the Company’s principal financial officer and principal accounting officer. Mr. Hurley will no longer serve as Executive Vice President, Operations or as the Company’s principal operating officer.
Mr. Hurley, age 39, joined the Company in July 2018 as Vice President of Strategy and Business Development and most recently served as Executive Vice President, Operations. Prior to joining the Company, he was an investment banker focused on oil and gas M&A advisory at Intrepid Partners, an energy-focused merchant bank, from 2016 to 2018 and Goldman Sachs from 2013 to 2016. Before that, Mr. Hurley was an officer in the U.S. Army for 8 years, most notably as a Special Forces team leader and an infantry platoon leader. Mr. Hurley graduated with a Bachelor of Science degree from the United States Military Academy at West Point and a Masters of Business Administration from Duke University. Mr. Hurley has 17 years of related industry experience.
Mr. Hurley has no family relationships with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company. Mr. Hurley is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
In connection with Mr. Hurley’s appointment, the Compensation Committee of the Company’s Board approved an annual base salary of $450,000, an annual bonus target of 80% of base salary, and a long term incentive target multiple of base salary of 1.75.
Appointment of James F. Newman as Executive Vice President, Operations
Following Mr. Hurley’s change in role from Executive Vice President, Operations to Executive Vice President, Chief Financial Officer, Treasurer and Secretary, on September 29, 2020, the Board of the Company approved the appointment of James F. Newman to serve as Executive Vice President, Operations of the Company, effective as of October 10, 2020. Mr. Newman will perform the function of the Company’s principal operating officer.

Mr. Newman, age 56, has 35 years of related industry experience and has served as Senior Vice President, Agua Libre Midstream since May 2020. He previously served as Senior Vice President, Region Operations from 2013 to May 2020, Group Vice President — Permian Business Unit from April 2011 until September 2013, and a Group Vice President since September 2008. Prior to joining Basic, he co-founded Triple N Services in 1986 and served as its President through May 2008. He initially served Basic as an Area Manager in the plugging and abandonment operations. Mr. Newman is a registered Professional Engineer and is active in the Society of Petroleum Engineers. Mr. Newman graduated with a B.S. in Petroleum Engineering from Colorado School of Mines.
Mr. Newman has no family relationships with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company. Mr. Newman is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
In connection with Mr. Newman’s appointment, the Compensation Committee of the Company’s Board approved an annual base salary of $408,048, an annual bonus target of 80% of base salary, and a long term incentive target multiple of base salary of 1.75.
Executive Retention Plan
On September 29, 2020, each of the Compensation Committee of the Board and the Board approved the terms of a Key Executive Employee Retention Plan (the “Executive Retention Plan”) to enact a retention program for certain senior level employees. The Committee and the Board approved the Executive Retention Plan in recognition of the significant benefits to the Company in retaining such employees to continue their respective employment with the Company and assisting the Company by performing their respective duties.
The Executive Retention Plan will include an aggregate amount of $2,000,000, comprised of two time-based cash payments to the Company’s top ten executive officers beginning on April 30, 2021 with the second payment on December 31, 2021.
Item 7.01 Regulation FD Disclosure.
On September 30, 2020, the Company issued a press release announcing Mr. Schorlemer’s resignation, the appointment of Mr. Hurley to serve as Executive Vice President, Chief Financial Officer, Treasurer and Secretary of the Company, the appointment of Mr. Newman to serve as Executive Vice President, Operations of the Company, and the approval of the terms of a key executive employee retention plan. A copy of the press release is being furnished as Exhibit 99.1 hereto and is incorporated into this Item 7.01 by reference.
The information furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing of Basic’s under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.
Cautionary Note Regarding Forward-Looking Statements
Many of the statements included or incorporated in this Current Report on Form 8-K and the furnished exhibit constitute “forward-looking statements.” In particular, they include statements relating to future actions, strategies, future operating and financial performance, and Basic’s future financial results. These forward-looking statements are based on current expectations and projections about future events. Readers are cautioned that forward-looking statements are not guarantees of future operating and financial performance or results and involve substantial risks and uncertainties that cannot be predicted or quantified, and, consequently, the actual performance of Basic may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, factors described from time to time in Basic’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein).
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

10.1		Separation and Release Agreement, dated September 28, 2020, by and between the Company and David S. Schorlemer.
99.1		Press release dated September 30, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Basic Energy Services, Inc.

Date: September 30, 2020	By:	/s/ Keith L. Schilling
	Name:	Keith L. Schilling
	Title:	President, Chief Executive Officer and Director
(Principal Executive Officer)